UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Investments

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: November 30, 2017

Item 1.	Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™

Portfolio Holdings as of November 30, 2017 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund's semiannual or annual shareholder reports.

Security	Number of Shares	Value ($)
Common Stock 98.2% of net assets

Australia 4.9%
Cromwell Property Group	4,000,561	3,154,690
Dexus	373,835	2,940,874
Investa Office Fund	427,744	1,562,788
Mirvac Group	2,035,584	3,783,497
Stockland	765,545	2,734,528
		14,176,377

Austria 0.2%
CA Immobilien Anlagen AG	21,004	631,250

Brazil 1.2%
Construtora Tenda S.A. *	275,462	1,429,715
Ez Tec Empreendimentos e Participacoes S.A.	33,500	222,384
Iguatemi Empresa de Shopping Centers S.A.	82,300	965,033
MRV Engenharia e Participacoes S.A.	192,009	783,211
		3,400,343

Canada 3.1%
Artis Real Estate Investment Trust	217,882	2,381,224
Canadian Real Estate Investment Trust	22,000	775,197
Dream Global Real Estate Investment Trust	201,974	1,847,299
H&R Real Estate Investment Trust	91,900	1,505,845
NorthWest Healthcare Properties Real Estate Investment Trust	141,500	1,253,610
Pure Industrial Real Estate Trust	233,000	1,206,402
		8,969,577

France 1.4%
Fonciere Des Regions	11,252	1,202,843
Klepierre S.A.	69,504	2,868,110
		4,070,953

Germany 0.1%
DIC Asset AG	19,526	249,824

Hong Kong 13.0%
Agile Group Holdings Ltd.	740,000	1,073,370
Champion REIT	1,827,726	1,352,632
China SCE Property Holdings Ltd.	2,469,398	1,080,700
CIFI Holdings Group Co., Ltd.	2,601,916	1,443,668
CK Asset Holdings Ltd.	1,084,920	9,179,366
Country Garden Holdings Co., Ltd.	392,000	621,233
I-CABLE Communications Ltd. *	187,030	5,358
Kerry Properties Ltd.	238,368	1,055,361
Longfor Properties Co., Ltd.	1,303,805	3,061,629
Road King Infrastructure Ltd.	417,000	673,557
Sino-Ocean Group Holding Ltd.	4,159,600	2,604,360
Sun Hung Kai Properties Ltd.	307,858	5,047,174
Security	Number of Shares	Value ($)
Sunac China Holdings Ltd.	59,000	273,718
The Wharf Holdings Ltd.	499,076	1,578,800
Wharf Real Estate Investment Co., Ltd. *	314,358	1,899,797
Wheelock & Co., Ltd.	456,000	3,138,185
Yuexiu Real Estate Investment Trust	1,197,000	796,963
Yuzhou Properties Co., Ltd.	5,728,399	2,826,105
		37,711,976

Italy 1.2%
Immobiliare Grande Distribuzione S.p.A	2,649,623	3,396,548

Japan 9.2%
Aeon Mall Co., Ltd.	80,459	1,475,484
AEON REIT Investment Corp.	1,171	1,216,313
Daiwa House Industry Co., Ltd.	137,000	5,031,692
Goldcrest Co., Ltd.	96,400	1,988,603
Hankyu REIT, Inc.	910	1,058,412
Heiwa Real Estate Co., Ltd.	14,900	279,389
Heiwa Real Estate REIT, Inc.	1,073	890,472
Ichigo Office REIT Investment	1,163	811,113
Japan Rental Housing Investments, Inc.	2,025	1,493,403
Kenedix Office Investment Corp.	786	4,413,808
MCUBS MidCity Investment Corp.	433	1,523,551
Mitsubishi Estate Co., Ltd.	29,958	536,256
Nomura Real Estate Master Fund, Inc.	2,974	3,744,420
Premier Investment Corp.	450	422,231
Tokyo Tatemono Co., Ltd.	102,100	1,419,917
Tokyu REIT, Inc.	188	232,025
		26,537,089

Malaysia 0.1%
SP Setia Bhd Group	282,000	240,660

Mexico 0.8%
Corp. Inmobiliaria Vesta S.A.B. de C.V.	1,501,996	1,887,656
Macquarie Mexico Real Estate Management S.A. de C.V. *	231,632	278,180
		2,165,836

Netherlands 0.5%
Eurocommercial Properties N.V. CVA	6,038	255,452
NSI N.V.	32,370	1,309,965
		1,565,417

Norway 0.3%
Entra ASA	72,116	1,005,530

Philippines 0.4%
Ayala Land, Inc.	1,286,700	1,096,511

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

Security	Number of Shares	Value ($)
Singapore 4.8%
CapitaLand Ltd.	2,391,396	6,290,327
CDL Hospitality Trusts	985,200	1,205,384
City Developments Ltd.	46,300	417,590
Mapletree Industrial Trust	801,000	1,170,080
UOL Group Ltd.	723,604	4,787,618
		13,870,999

South Africa 0.1%
Arrowhead Properties Ltd.	388,169	175,476

Spain 0.0%
Hispania Activos Inmobiliarios SOCIMI S.A.	4,555	80,375

Sweden 4.8%
Dios Fastigheter AB	353,777	2,366,698
Hemfosa Fastigheter AB	464,112	6,098,335
JM AB	146,881	3,382,671
Klovern AB, B Shares	203,704	277,415
Wihlborgs Fastigheter AB	76,877	1,790,091
		13,915,210

Thailand 0.4%
Pruksa Real Estate PCL (a)	2,173,800	1,162,111

Turkey 0.1%
Is Gayrimenkul Yatirim Ortakligi A/S	886,294	289,513

United Arab Emirates 0.5%
Aldar Properties PJSC	2,467,900	1,478,187

United Kingdom 6.0%
Grainger plc	993,136	3,768,669
Hansteen Holdings plc	551,845	1,041,110
Land Securities Group plc	494,409	6,245,693
Safestore Holdings plc	293,059	1,850,549
The British Land Co., plc	401,017	3,414,033
Workspace Group plc	80,955	1,022,442
		17,342,496

United States 45.1%
Alexander & Baldwin, Inc.	9,800	284,788
American Homes 4 Rent, Class A	148,990	3,200,305
American Tower Corp.	27,970	4,025,722
Apartment Investment & Management Co., Class A	54,291	2,393,690
Ashford Hospitality Prime, Inc.	82,504	759,862
Ashford Hospitality Trust, Inc.	143,200	932,232
Brandywine Realty Trust	144,300	2,486,289
Brixmor Property Group, Inc.	105,279	1,902,392
CBL & Associates Properties, Inc.	180,133	1,014,149
CoreSite Realty Corp.	39,600	4,493,808
Cousins Properties, Inc.	73,223	656,810
CubeSmart	28,815	822,380
DCT Industrial Trust, Inc.	99,656	5,993,312
DDR Corp.	51,400	392,182
Duke Realty Corp.	14,078	396,014
Equity LifeStyle Properties, Inc.	74,547	6,732,340
Essex Property Trust, Inc.	5,970	1,474,530
Extra Space Storage, Inc.	9,759	833,028
Forest City Realty Trust, Inc., Class A	170,925	4,093,654
Security	Number of Shares	Value ($)
GGP, Inc.	75,238	1,768,093
Gladstone Commercial Corp.	53,500	1,221,940
Global Net Lease, Inc.	164,786	3,564,321
Hospitality Properties Trust	25,700	770,743
Host Hotels & Resorts, Inc.	94,900	1,878,071
Hudson Pacific Properties, Inc.	29,097	1,036,726
Invitation Homes, Inc.	47,600	1,120,980
iStar, Inc. *	72,079	828,908
JBG SMITH Properties	9,100	303,121
Kite Realty Group Trust	83,548	1,606,628
Lexington Realty Trust	553,760	5,792,330
MedEquities Realty Trust, Inc.	306,500	3,435,865
Medical Properties Trust, Inc.	65,700	899,433
Park Hotels & Resorts, Inc.	57,947	1,692,052
Piedmont Office Realty Trust, Inc., Class A	84,076	1,676,475
Preferred Apartment Communities, Inc., Class A	118,600	2,521,436
Prologis, Inc.	83,500	5,530,205
PS Business Parks, Inc.	41,526	5,504,687
Retail Properties of America, Inc., Class A	443,515	5,792,306
Ryman Hospitality Properties, Inc.	12,564	872,947
Sabra Health Care REIT, Inc.	18,135	348,917
Saul Centers, Inc.	250	16,135
Select Income REIT	221,070	5,546,646
Senior Housing Properties Trust	319,777	6,123,730
Simon Property Group, Inc.	33,157	5,363,145
Spirit Realty Capital, Inc.	53,100	453,474
Taubman Centers, Inc.	16,500	968,385
Tier REIT, Inc.	271,745	5,443,052
UDR, Inc.	155,179	6,103,190
UMH Properties, Inc.	87,500	1,346,625
Urstadt Biddle Properties, Inc., Class A	22,300	528,956
Ventas, Inc.	65,854	4,215,315
Vornado Realty Trust	26,005	2,018,508
Washington Prime Group, Inc.	201,507	1,432,715
		130,613,547
Total Common Stock
(Cost $268,793,311)		284,145,805

Rights 0.0% of net assets

Malaysia 0.0%
SP Setia Bhd Group expires 12/19/17 *(a)	150,400	11,033
Total Rights
(Cost $—)		11,033
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.7% of net assets

Time Deposits 1.7%
BNP Paribas
U.S. Dollar
0.60%, 12/01/17 (b)	2,104,104	2,104,104
Brown Brothers Harriman
Canadian Dollar
0.25%, 12/01/17 (b)	8,983	6,963
Euro
(0.57%), 12/01/17 (b)	10,783	12,834
Japanese Yen
(0.23%), 12/01/17 (b)	346	3

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Pound Sterling
0.16%, 12/01/17 (b)	950	1,285
Swedish Krona
(0.92%), 12/01/17 (b)	106	13
Sumitomo Mitsui Banking Corp.
U.S. Dollar
0.60%, 12/01/17 (b)	2,890,318	2,890,318
Total Short-Term Investments
(Cost $5,015,520)		5,015,520

	Number of Contracts	Notional Value ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/15/17	14	1,853,530	130,843
As of 11/30/17, the values of certain foreign securities held by the fund aggregating $100,460,873 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees.
*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the fund's Board of Trustees.
(b)	The rate shown is the current daily overnight rate.

CVA –	Dutch Certificate
REIT –	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of November 30, 2017:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$150,322,403	$—	$—	$150,322,403
Australia	—	14,176,377	—	14,176,377
Brazil	1,429,715	1,970,628	—	3,400,343
France	—	4,070,953	—	4,070,953
Germany	—	249,824	—	249,824
Hong Kong	9,715,381	27,996,595	—	37,711,976
Japan	14,994,635	11,542,454	—	26,537,089
Philippines	—	1,096,511	—	1,096,511
Singapore	2,375,464	11,495,535	—	13,870,999
Sweden	2,644,113	11,271,097	—	13,915,210
Thailand	—	—	1,162,111	1,162,111
Turkey	—	289,513	—	289,513
United Kingdom	1,041,110	16,301,386	—	17,342,496
Rights [1]
Malaysia	—	—	11,033	11,033
Short-Term Investments[1]	—	5,015,520	—	5,015,520
Futures Contracts[2]	130,843	—	—	130,843
Total	$182,653,664	$105,476,393	$1,173,144	$289,303,201
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $6,627,872 and $20,360,479 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended November 30, 2017. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund value its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (continued)

•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG46025NOV17

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	January 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	January 22, 2018

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	January 22, 2018